SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                 000-29757            68-0255203
(State or other jurisdiction      (Commission File No.)    (IRS Employer
of incorporation or organization)                       Identification Number)

           300 Lakeside Drive, Suite 1500, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 628-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 3, 2005 Versata, Inc. ("Versata") issued a press release announcing its financial results for the fiscal first quarter ended January 31, 2005. A copy of Versata's press release is attached hereto as Exhibit 99.1.

     The information in this Current Report on Form 8-K and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Versata for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

EXHIBIT
NUMBER                                           DESCRIPTION
                                                 -----------
99.1                                        Press Release dated March 3, 2005*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VERSATA, INC.

Date:    March 3, 2005         By: /s/ William Frederick
                                    ---------------------
                                    William Frederick
                                    Interim Chief Executive Officer and
                                    President, Chief Financial Officer,
                                    Secretary and Vice President

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                DESCRIPTION
--------                              -----------

99.1                           Press Release dated March 3, 2005*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.